Certification Accompanying Periodic Report

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(18 U.S.C. Section 1350)

The undersigned, Harry Chew, President/CEO and Director of Bi-Optic Ventures Inc. (the “Company"), hereby certifies that the Quarterly Report of the Company on Form 10-QSB for the period ended May 31, 2003 (the "Report")

(1) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company.

Date:  July 11, 2003

/s/ Harry Chew__________________________________

Harry Chew, President/CEO and Director